Putnam
New Jersey
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Because of their limited attractiveness to non-U.S. investors, municipal bonds did not experience the turbulence endured by taxable bonds, especially U.S. Treasury issues, in the wake of global investors' flight to quality last fall. For U.S. investors, however, municipals have provided unusually handsome current income both in real terms, thanks to low inflation, and relative to after-tax returns on taxable securities, especially for higher-bracket taxpayers.

Putnam New Jersey Tax Exempt Income Fund's management has been focusing on generating maximum current income without undue risk to principal, primarily through careful selection of portfolio holdings and strategies aimed at risk reduction. Management is also cautiously seeking out bonds with longer maturities and is currently focusing on noncallable bonds, both moves designed to lock in attractive current returns.

I am pleased to introduce David E. Hamlin as your fund's new manager. Before joining Putnam in 1998 as a senior portfolio manager, Dave was with Vanguard Group, Provident Institutional Management Corp., and Provident Bank. He has 17 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999



Report from the Fund Manager

David E. Hamlin

A mixed bag of events influenced the performance of the municipal bond market and Putnam New Jersey Tax Exempt Income Fund over the past year. Making headlines were worldwide financial and political instability, ever-changing investor sentiment, Federal Reserve Board interest-rate cuts, subdued inflation, and healthy U.S. and New Jersey economies. Against a rapidly changing backdrop, we kept a steady course and positioned your fund to benefit from what we believed were the opportunities at hand. The result proved to be a relatively stable ride for the 12 months ended May 31, 1999. Complete performance information begins on page 7.

Total return for 12 months ended 5/31/99

     Class A             Class B              Class M
   NAV     POP         NAV     CDSC         NAV     POP
----------------------------------------------------------
   3.05%   -1.80%      2.37%    -2.53%      2.63%   -0.67%
----------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* FISCAL 1999 PRESENTED OPPORTUNITIES AND PITFALLS

Near-record new issuance, approximately $284 billion in long-term bonds, marked the national municipal bond market for much of calendar 1998. Many of these new bonds were financed by prerefundings, in which a municipal issuer sells new bonds at lower rates of interest and buys high-quality securities, such as U.S. Treasury bonds, which are pledged to pay off the older, higher-yielding debt. Because of the safety associated with Treasury securities, a prerefunding immediately improves the credit quality of the older bond that, in turn, may help boost its price. The boom in refundings gave a boost to many bonds in the market.

The wave of refundings, however, slowed when last fall's stampede to U.S. Treasury securities pushed yields to a 30-year low. For a time, it became financially impractical to refinance the older, higher-yielding municipal debt with lower-yielding Treasury bonds. The recent rise in interest rates is causing a slowdown in new issuance; municipalities must now deliberate more carefully the merits of a particular project or service in order to justify borrowing at higher costs.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            22.0%

Transportation         19.4%

Water and sewer        14.9%

Education               9.0%

Utilities               6.3%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


During the Treasury rally, the ratio of municipal bond yields to comparable Treasuries rose to the 95% to 100% range, making their prices remarkably attractive. Investors started to recognize the value of these bonds at a time when overall supply was diminishing and demand increased as a result. When inflation fears hit the market recently and put downward pressure on most fixed-income securities, the pent-up demand for municipal bonds helped lend support to the sector.

Nevertheless, two widely publicized defaults last summer in the hospital sector, the Allegheny Health, Education, and Research Foundation and the Philadelphia Graduate Hospital System, caused investors and municipal insurers to exercise caution and created a downturn in health-care issues. The Federal Balanced Budget Act of 1997 and its implications for Medicaid and Medicare, along with Y2K concerns, further hindered the bonds' performance.

* UNCERTAIN ENVIRONMENT DICTATED STRATEGIES

Fiscal 1999's sharp contrasts required us to employ strategies designed to pursue the optimum balance of current income, total return, and risk. Finding the right balance of duration, yield curve positioning, coupon structure, and credit emphasis was our greatest challenge.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B/B -- 6.5%

BB/Ba -- 11.0%

BBB/Baa -- 8.1%

A/A -- 7.3%

AA/Aa -- 14.2%

AAA/Aaa -- 52.9%

Footnote reads:
*As a percentage of market value as of 5/31/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Duration is a measure that gauges a bond portfolio's price sensitivity to interest-rate changes. Throughout most of the fiscal year, we kept your fund's average duration relatively short. (A short duration helps dampen volatility when interest rates rise. A long duration helps boost price appreciation potential when interest rates decline.) One of the ways we achieved this was to sell Treasury futures contracts. Because of conflicting inflation and economic reports, the direction of interest rates was often impossible to forecast and we believed prudence, that is, a short duration, was necessary.

It is possible, however, to be a bit too prudent. During the fall, when the Federal Reserve Board cut rates three times and the Treasury market soared, the portfolio's short duration detracted from performance. We held on to the fund's Treasury futures positions, though, believing they still had merit given the high level of uncertainty that existed. We were rewarded when rates began to rise later in the period and we took that opportunity to eliminate the positions and realize some profits. By period's end, we had moved the fund's duration stance closer to neutral.

Although the yield curve steepened for brief periods during the fiscal year, for the most part it remained relatively flat. Throughout the period, we clustered the fund's holdings at what we believed was the most optimum point along the yield curve in such an environment -- intermediate-term securities. During the short bursts of steepening in the yield curve, these securities benefited.


A closer look at municipal credit ratings

Rating agencies such as Moody's Investors Service and Standard & Poor's Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition; management, economic, and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the Baa/BBB category or higher (A and Aa/AA) are considered to be investment grade. Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The pie chart on page 3 summarizes this listing to give you a sense of the portfolio's overall quality.

Sometimes smaller bonds are not rated because the cost of obtaining a rating is not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio. In such cases, Putnam's analysts perform their own ratings and the bonds are identified in the portfolio listing by a /P rating.

In contrast, we barbelled portfolio holdings in terms of coupon and of credit quality to a lesser extent. To achieve the barbelled positioning, we anchored assets in both premium coupon bonds (those selling at prices above par value) and discount coupon bonds (those selling at prices below par value). Premiums typically offer coupons higher than current rates and tend to be less seriously affected when yields rise and prices decline. Their higher income stream represents a greater portion of their return, thus providing a temporary floor to their prices. Discounts, on the other hand, offer price appreciation potential when interest rates decline and the market is on the upswing. They also provide a measure of call protection.

To sustain credit quality without sacrificing yield, we invested more than half the fund's net assets in AAA-rated bonds while also emphasizing selected issues having a credit quality of BBB and below. The higher-rated issues contributed to performance when rates declined in 1998 and credit spreads widened in the fall. The lower-rated issues contributed to performance as rates rose over the past few months and should lend further price support if rates continue to rise.

* ESSENTIAL SERVICE, SELF-SUPPORTING, AND NON-STATE BONDS TARGETED

Rather than emphasize the state's general obligation bonds, we have chosen to focus on revenue bonds whose issuers do not rely on the state for their monies. Instead, the issuers generate revenues through fees or charges that can be used to pay interest and principal to bondholders. Although the health-care sector came under pressure as credit spreads widened, it is an area in which considerable yield opportunity resides and thus continues to have a place in the portfolio. To help mitigate any potential volatility, we draw heavily on the capabilities and expertise of Putnam's research analysts and bond traders to uncover appropriate health-care opportunities and to monitor individual credits once purchased.

"Examine your needs for municipal bonds now. If you can use more, market conditions are very favorable now. Technical factors built into the market may make today's yields and spreads look very attractive in the future."

-- "Munis Are Back," Northwestern Financial Review, March 20, 1999


Frequently we take advantage of the fund's ability to invest outside the state when compelling opportunities arise. This past year the fund benefited greatly from investment in Puerto Rico insured bonds. Their high yields compensated the fund for their sensitivity to the U.S. economy and the insurance they carried acted as a buffer against any potential credit problems. Because the supply of Puerto Rico bonds diminished as the period progressed, these holdings rose substantially in price. We then sold most of the issues and redeployed some assets to Guam municipal securities, which currently look more promising.

* NEAR-TERM OUTLOOK UNCERTAIN; FUNDAMENTALS REMAIN STRONG

Ironically we begin fiscal 2000 with a similar level of uncertainty as that which prevailed in early fiscal 1999. The actual strength of the U.S. economy is being hotly debated -- again. Behind the scenes in the New Jersey municipal bond market, however, the fundamentals and reasons for investing remain quite strong. The Whitman administration has been successful in promoting economic growth and the bull market on Wall Street is further serving to propel the local economy. So while we are mindful of the setbacks that may lie ahead, we are optimistic about the latent potential of the municipal market. With both defensive and opportunistic strategies in place, we are confident your fund can successfully meet the challenges of the coming year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                       Class A           Class B           Class M
(inception dates)     (2/20/90)         (1/4/93)          (5/1/95)
                    NAV      POP      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
1 year              3.05%   -1.80%    2.37%   -2.53%    2.63%   -0.67%
-----------------------------------------------------------------------
5 years            34.62    28.24    30.20    28.20    32.78    28.43
Annual average      6.13     5.10     5.42     5.09     5.83     5.13
-----------------------------------------------------------------------
Life of fund       89.33    80.40    76.52    76.52    83.07    77.17
Annual average      7.13     6.57     6.32     6.32     6.74     6.36
-----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/99

                    Lehman Brothers                 Consumer
                  Municipal Bond Index             price index
-----------------------------------------------------------------------
1 year                    4.67%                       2.09%
-----------------------------------------------------------------------
5 years                  41.51                       12.68
Annual average            7.19                        2.42
-----------------------------------------------------------------------
Life of fund             99.16                       29.84
Annual average            7.73                        2.86
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/20/90

               Fund's class A   Lehman Brothers Municipal    Consumer price
Date           shares at POP           Bond Index                 index

2/20/90            9,525                 10,000                  10,000
5/31/90            9,693                 10,147                  10,094
5/31/91           10,699                 11,170                  10,594
5/31/92           11,710                 12,267                  10,914
5/31/93           13,195                 13,735                  11,266
5/31/94           13,431                 14,074                  11,523
5/31/95           14,427                 15,360                  11,891
5/31/96           14,865                 16,062                  12,234
5/31/97           16,117                 17,394                  12,508
5/31/98           17,507                 19,027                  12,719
5/31/99          $18,040                $19,916                 $12,984

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,652 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,307 ($17,717 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

                                Class A         Class B            Class M
------------------------------------------------------------------------------
Distributions (number)            12              12                 12
------------------------------------------------------------------------------
Income                        $0.451893       $0.390861          $0.423685
------------------------------------------------------------------------------
Capital gains1                    --              --                 --
------------------------------------------------------------------------------
 Total                        $0.451893       $0.390861          $0.423685
------------------------------------------------------------------------------
Share value:                 NAV      POP         NAV           NAV      POP
------------------------------------------------------------------------------
5/31/98                      $9.32    $9.78      $9.31          $9.33    $9.64
------------------------------------------------------------------------------
5/31/99                       9.15     9.61       9.14           9.15     9.46
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        4.84%    4.61%      4.22%          4.55%    4.40%
------------------------------------------------------------------------------
Taxable equivalent3           8.56     8.15       7.46           8.05     7.78
------------------------------------------------------------------------------
Current 30-day SEC yield4     4.10     3.90       3.45           3.81     3.68
------------------------------------------------------------------------------
Taxable equivalent3           7.25     6.90       6.10           6.74     6.51
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.45% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                      Class A             Class B           Class M
(inception dates)    (2/20/90)           (1/4/93)          (5/1/95)
                   NAV      POP        NAV     CDSC      NAV     POP
---------------------------------------------------------------------------
1 year             1.13%    -3.63%     0.49%   -4.33%    0.59%   -2.66%
---------------------------------------------------------------------------
5 years           32.95     26.58     28.61    26.61    30.78    26.59
Annual average     5.86      4.83      5.16     4.83     5.51     4.83
---------------------------------------------------------------------------
Life of fund      86.15     77.38     73.49    73.49    79.53    73.74
Annual average     6.86      6.31      6.06     6.06     6.45     6.08
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants

For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 1999





The fund's portfolio
May 31, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.4%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE

Guam (0.5%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,500,000  Guam, Pwr. Auth. Rev. Bonds, Ser. A, 5 1/8s, 10/1/29                       BBB         $    1,443,750

New Jersey (79.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Atlantic City, Muni. Utils. Auth. Wtr. Rev. Bonds,
                       7 3/4s, 5/1/17                                                           A-               1,059,170
                     Atlantic Cnty. COP, FGIC
          2,000,000    7.4s, 3/1/10                                                             Aaa              2,455,000
          1,000,000    (Pub. Fac. Lease Agreement), 7.4s, 3/1/09                                Aaa              1,220,000
          4,250,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                       (acquired 4/12/94, cost $4,250,000) (RES)                                B/P              4,690,938
                     Camden Cnty., Muni. Util. Auth. Swr.
                       Rev. Bonds, FGIC
          6,625,000    6s, 7/15/08                                                              Aaa              7,328,906
          5,850,000    6s, 7/15/07                                                              Aaa              6,486,188
          3,000,000  Jersey City, G.O. Bonds, Ser. A, AMBAC,
                       6s, 10/1/10                                                              Aaa              3,371,250
          1,700,000  Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                       6 1/4s, 1/1/14                                                           Aaa              1,939,479
          1,200,000  Middle Township, School Dist. Rev. Bonds,
                       FGIC, 7s, 7/15/06                                                        Aaa              1,398,000
          2,000,000  Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                       6 7/8s, 12/1/22                                                          BBB-/P           2,135,000
          3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A,
                       MBIA, 6 1/4s, 8/15/10                                                    Aaa              3,425,940
          2,105,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                       (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                             BB+              2,281,294
          8,000,000  NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                       (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25                        BB/P             8,660,000
                     NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000    (Tevco Inc.), 8 1/8s, 10/1/09                                            BBB+/P           5,203,800
          7,000,000    (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27                          BB-/P            7,883,750
          2,000,000    (Hartz Mountain Industries, Inc.), 7s, 2/1/14                            A+               2,155,000
          2,725,000    (Lakewood School), Ser. R, 6.9s, 12/1/11                                 Aa3              2,905,531
          1,500,000    (NJ Performing Arts Ctr.), 6 3/4s, 6/15/12                               Aaa              1,616,250
          1,895,000    (Urban Holding Co.), 6 1/2s, 6/1/15                                      A                2,060,813
          1,550,000    (Burlington Coat Factory), 6 1/8s, 9/1/10                                Aa3              1,675,938
          4,000,000    (Franciscan Oaks), 5 3/4s, 10/1/23                                       BB/P             3,915,000
          3,000,000    (Fellowship Village, Inc.), Ser. A, 5 1/2s, 1/1/25                       BBB-             2,910,000
          1,500,000    (NJ Performing Arts Ctr.), Ser. C, AMBAC,
                       5 1/2s, 6/15/13                                                          Aaa              1,582,500
          2,000,000    (EDL Testing Svc.), Ser. A, 4 3/4s, 5/15/25                              Aaa              1,865,000
          2,925,000  NJ Econ. Dev. Auth. Waste Paper Recycling
                       Rev. Bonds (Marcal Paper Mills Inc.),
                       8 1/2s, 2/1/10                                                           BB/P             3,414,938
          9,750,000  NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                       (American Wtr. Co., Inc.), FGIC, 6 1/2s, 4/1/22 (SEG)                    Aaa             10,432,500
          5,000,000  NJ Sports & Expo Auth. Ser A, MBIA, 4 1/2s, 3/1/24                         Aaa              4,525,000
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          7,250,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              7,706,315
          8,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  Baa3             9,089,985
          1,000,000    (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20                         BBB+             1,045,150
          5,395,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                 B2               5,577,081
            500,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/08                                 B2                 518,750
          9,000,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                                  B-/P             9,146,250
          3,300,000    (Christ Hosp. Group), 7s, 7/1/06                                         AAA              3,811,500
          5,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                      Aaa              5,812,500
          2,000,000    (AHS Hosp. Corp.), Ser. A, 6s, 7/1/07                                    Aaa              2,207,500
          1,355,000    (Cathedral Hlth. Svcs.), FHA Insd., MBIA,
                       5 1/2s, 8/1/11                                                           Aaa              1,444,769
          6,000,000    (Barnabas Hlth.), Ser. B, MBIA, 4 3/4, 7/1/28                            Aaa              5,565,000
          4,065,000  NJ State G.O. Bonds, FGIC, 6s, 2/15/11                                     Aaa              4,557,881
          3,000,000  NJ State Edl. Fac. Auth. Rev. Bonds (Princeton U.),
                       Ser. C, 6 3/8s, 7/1/22                                                   Aaa              3,270,000
            720,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
                       (Home Buyer), Ser. D, MBIA, 7.7s, 10/1/29                                Aaa                737,849
          3,000,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I,
                       8.781s, 11/1/07 (acquired various dates from
                       2/11/93 to 6/14/93, cost $3,134,370) (RES)                               A+/P             3,318,750
                     NJ State Hwy. Auth. Gen. Rev. Bonds
                       (Garden State Pkwy.)
          1,500,000    6.2s, 1/1/10                                                             AA-              1,700,520
          2,370,000    6s, 1/1/19                                                               Aaa              2,651,438
          1,800,000  NJ State Tpk. Auth. IFB, MBIA, 9.234s, 1/1/16
                       (acquired 3/27/92, cost $1,817,856) (RES)                                Aaa              2,387,250
                     NJ State Tpk. Auth. Rev. Bonds, Ser. C
          6,000,000    MBIA, 6 1/2s, 1/1/16                                                     Aaa              7,010,820
          5,000,000    AMBAC, 6 1/2s, 1/1/08                                                    Aaa              5,718,750
          3,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. A, MBIA, 6s, 12/15/06                               Aaa              3,322,500
          8,500,000  NJ Trans. Fund Auth. IFB (PA 345A), 9.212s,
                       6/15/11 (acquired 4/3/98, cost $11,581,250) (RES)                        AAA/P           11,305,000
                     NJ Wastewtr. Treatment Rev. Bonds
                       (Wastewtr. Treatment Trust)
          6,670,000    Ser. C, 7s, 6/15/10                                                      Aa2              8,020,675
          2,955,000    Ser. B, 7s, 5/15/09                                                      Aa2              3,516,450
          7,000,000    Ser. A, zero %, 9/1/07                                                   Aaa              4,882,500
          1,800,000  Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                       Ser. A., FGIC, 6.4s, 12/15/22                                            Aaa              1,982,250
          7,500,000  Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                          AA               8,578,125
          7,665,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. IFB, 8.642s,
                       8/1/30 (acquired 4/23/98, cost $9,149,864) (RES)                         Aaa/P            9,245,906
                     South River, School Dist. G.O. Bonds, FGIC
          1,300,000    5s, 12/1/12                                                              Aaa              1,335,750
          1,250,000    5s, 12/1/11                                                              Aaa              1,287,500
          1,250,000    5s, 12/1/10                                                              Aaa              1,296,875
          1,000,000  Stony Brook, Regional Swr. Rev. Bonds, Ser. B,
                       5.45s, 12/1/12                                                           Aa               1,052,500
          8,695,000  U. of Medicine & Dentistry Rev. Bond, Ser. E,
                       MBIA, 6 1/2s, 12/1/12                                                    Aaa             10,117,676
          3,400,000  Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                       (American Cynamid Co.), 5.8s, 9/1/09                                     A3               3,650,750
                                                                                                            --------------
                                                                                                               251,469,700

New York (9.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Port Auth. NY & NJ Cons. IFB
          2,100,000    7.788s, 11/15/15 (acquired 2/09/94,
                       cost $2,107,875) (RES)                                                   A+/P             2,134,125
          1,500,000    5.2s, 11/15/15                                                           A+/P             1,511,250
          5,000,000  Port Auth. NY & NJ Cons. Rev. IFB, 9.520s, 8/1/26
                       (acquired various dates from 8/29/91 to 1/21/92,
                       cost $5,164,940) (RES)                                                   AA-              5,625,000
                     Port Auth. NY & NJ Rev. Bonds
          3,000,000    (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08                           Baa3             3,228,750
          5,000,000    (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                                   BB/P             5,468,750
          2,075,000    6 3/4s, 10/1/11                                                          BB/P             2,277,313
          7,500,000    Ser. 93rd, 6 1/8s, 6/1/94                                                AA-              8,428,125
                                                                                                            --------------
                                                                                                                28,673,313

Puerto Rico (8.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds, 6.8s, 7/1/21                        AAA              4,405,000
          5,665,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                       6 1/4s, 7/1/12                                                           A                6,465,181
          1,830,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
                       Ser. GG, FSA, 4 3/4s, 7/1/21                                             Aaa              1,738,500
          1,000,000  Cmnwlth. of PR, Hwy.Trans. Auth. Rev. Bonds,
                       Ser. W, MBIA, 5 1/2s, 7/1/15                                             Aaa              1,068,750
          1,500,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                       7 3/4s, 7/1/16                                                           AAA              1,601,835
                     PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000    10.15s, 7/1/07 (acquired 10/30/97,
                       cost $2,765,000) (RES)                                                   AAA/P            2,732,500
          1,375,000    Ser. S, MBIA, 6 1/8s, 7/1/08                                             Aaa              1,550,312
          2,000,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                       Rev. Bonds (Special Facilities-American Airlines),
                       Ser. A, 6.45s, 12/1/25                                                   Aa3              2,157,500
          3,750,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                     Aaa              4,139,060
                                                                                                            --------------
                                                                                                                25,858,638
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $292,632,005) (b)                                              $  307,445,401
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $315,783,918.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the
      Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $292,632,005, resulting in gross unrealized appreciation and depreciation of $16,117,786 and $1,304,390, respectively, or net unrealized appreciation of $14,813,396.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1999 was $41,439,469 or 13.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 1999.

      The fund had the following industry group concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

            Health care        22.0%
            Transportation     19.4
            Water and sewer    14.9

      The fund had the following insurance concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

            MBIA               13.0%
            FGIC               12.6


----------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1999
                                        Aggregate Face    Expiration   Unrealized
                        Total Value         Value            Date     Depreciation
----------------------------------------------------------------------------------
Municipal Index
Future (Long)            $1,084,219      $1,089,089         Sep-99      $(4,870)
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $292,632,005) (Note 1)                                            $307,445,401
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        6,769,341
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                7,368,146
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                           2,531
-----------------------------------------------------------------------------------------------
Total assets                                                                        321,585,419

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      2,926,555
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   329,399
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,456,343
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              372,251
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            475,080
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               40,357
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,853
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,591
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  144,252
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   45,820
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,801,501
-----------------------------------------------------------------------------------------------
Net assets                                                                         $315,783,918

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $308,834,263
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (12,982)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (7,845,889)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           14,808,526
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $315,783,918

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($214,876,246 divided by 23,487,153 shares)                                               $9.15
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.15)*                                    $9.61
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($99,780,813 divided by 10,915,239 shares)**                                              $9.14
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,126,859 divided by 123,155 shares)                                                    $9.15
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.15)***                                  $9.46
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Tax exempt interest income:                                                         $18,507,873
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,900,119
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          434,840
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,392
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,743
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   432,465
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   845,334
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     4,750
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  17,283
-----------------------------------------------------------------------------------------------
Registration fees                                                                         2,249
-----------------------------------------------------------------------------------------------
Auditing                                                                                 26,986
-----------------------------------------------------------------------------------------------
Legal                                                                                    10,785
-----------------------------------------------------------------------------------------------
Postage                                                                                  30,129
-----------------------------------------------------------------------------------------------
Other                                                                                    54,451
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,775,526
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (32,688)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,742,838
-----------------------------------------------------------------------------------------------
Net investment income                                                                14,765,035
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        341,888
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,500,453)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                    (4,778,076)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (5,936,641)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 8,828,394
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $  14,765,035    $ 14,650,378
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,158,565)       (167,449)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (4,778,076)     10,720,753
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  8,828,394      25,203,682
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (10,496,304)    (10,966,516)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (4,169,877)     (3,781,411)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (43,160)        (28,287)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                          7,369,500      (7,272,377)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,488,553       3,155,091

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   314,295,365     311,140,274
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $12,982 and $68,676 respectively)                         $315,783,918    $314,295,365
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Eleven
                                                                                                      months            Year
Per-share                                                                                              ended            ended
operating performance                                  Year ended May 31                              May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.32            $9.02            $8.76            $8.98            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .45              .45              .47              .48              .46              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.17)             .30              .26             (.22)             .23             (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .28              .75              .73              .26              .69             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.45)            (.47)            (.48)            (.46)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                   --               --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.45)            (.47)            (.48)            (.46)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.15            $9.32            $9.02            $8.76            $8.98            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              3.05             8.48             8.57             2.92             8.25*           (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $214,876         $218,312         $228,361         $227,940         $242,569         $246,336
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .99              .96              .96              .96              .87*             .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.87             4.84             5.28             5.36             5.36*            5.43
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.19            29.03            27.14            52.82            51.86*           51.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year has been advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Eleven
                                                                                                      months            Year
Per-share                                                                                              ended            ended
operating performance                                  Year ended May 31                              May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.31            $9.01            $8.75            $8.97            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .39              .39              .41              .42              .41              .45
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.17)             .30              .27             (.22)             .22             (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .22              .69              .68              .20              .63             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.39)            (.39)            (.42)            (.42)            (.41)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                   --               --               --               --               --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.39)            (.39)            (.42)            (.42)            (.41)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.14            $9.31            $9.01            $8.75            $8.97            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              2.37             7.78             7.87             2.25             7.51*           (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $99,781          $95,315          $82,407          $72,083          $58,591          $44,916
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.64             1.61             1.61             1.61             1.46*            1.59
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.22             4.18             4.63             4.69             4.72*            4.77
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.19            29.03            27.14            52.82            51.86*           51.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year has been advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                           May 1, 1995+
operating performance                                                   Year ended May 31                            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.33            $9.02            $8.76            $8.98            $8.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .42              .42              .45 (c)          .45              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.18)             .31              .26             (.21)             .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .24              .73              .71              .24              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.42)            (.45)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.42)            (.45)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.15            $9.33            $9.02            $8.76            $8.98
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.63             8.28             8.25             2.65             3.21*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,127             $668             $372             $355               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.29             1.26             1.26             1.24              .09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.61             4.48             4.95             4.92              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               7.19            29.03            27.14            52.82            51.86*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year has been advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $4,357,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------        ------------
      $284,000        May 31, 2003
     3,484,000        May 31, 2004
       589,000        May 31, 2007

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund required no such reclassifications.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

On June 4, 1999, the Trustees approved a management fee schedule to become effective on July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At (fund specific), the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended May 31, 1999, fund expenses were reduced by $32,688 under expense offset arrangements with PFTC and brokerage service arrangements.

Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $33,456 and $2,351 from the sale of class A and class M shares, respectively and $196,773 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $336 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $26,286,317 and $22,527,695, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,311,199        $30,755,143
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      642,823          5,992,077
-----------------------------------------------------------------------------
                                                 3,954,022         36,747,220

Shares
repurchased                                     (3,889,310)       (36,237,969)
-----------------------------------------------------------------------------
Net increase                                        64,712        $   509,251
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,181,106      $  29,288,985
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      661,801          6,125,121
-----------------------------------------------------------------------------
                                                 3,842,907         35,414,106

Shares
repurchased                                     (5,748,224)       (53,010,798)
-----------------------------------------------------------------------------
Net decrease                                    (1,905,317)     $ (17,596,692)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,307,954        $21,504,022
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      272,783          2,540,129
-----------------------------------------------------------------------------
                                                 2,580,737         24,044,151

Shares
repurchased                                     (1,898,936)       (17,667,196)
-----------------------------------------------------------------------------
Net increase                                       681,801        $ 6,376,955
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,345,444        $21,689,342
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      244,904          2,265,279
-----------------------------------------------------------------------------
                                                 2,590,348         23,954,621

Shares
repurchased                                     (1,504,576)       (13,907,312)
-----------------------------------------------------------------------------
Net increase                                     1,085,772        $10,047,309
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         88,836           $830,619
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        2,683             24,971
-----------------------------------------------------------------------------
                                                    91,519            855,590

Shares
repurchased                                        (40,024)          (372,296)
-----------------------------------------------------------------------------
Net increase                                        51,495           $483,294
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         44,476           $409,490
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        2,145             19,859
-----------------------------------------------------------------------------
                                                    46,621            429,349

Shares
repurchased                                        (16,246)          (152,343)
-----------------------------------------------------------------------------
Net increase                                        30,375           $277,006
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com

AN050 53222 019/329/537 7/99